SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 17, 2003

                              ITT INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

      Indiana                   1-5627                 13-5158950
      ---------------           ------------           -------------------
      (State or other           (Commission            (IRS Employer
      jurisdiction of           File Number)           Identification No.)
      organization)

                       4 West Red Oak Lane
                     White Plains, New York               10604
               ----------------------------------------   ----------
               (Address of principal executive offices)   (Zip Code)

       Registrant's telephone number, including area code: (914) 641-2000

          (Former name or former address if changed since last report)
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ITEM 9. Regulation FD Disclosure

The following information is furnished pursuant to Item 9 "Regulation FD Disclosure"and Item 12 "Results of Operations and Financial Condition." This information shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On December 17, 2003 ITT Industries, Inc. issued a press release providing its 2004 financial outlook. This press release is attached and incorporated by reference herein as Exhibit 99.1.

Exhibit Index

(99.1) Press release dated December 17, 2003 issued by ITT Industries, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   ITT INDUSTRIES, INC.

                                               By: /s/ Kathleen S. Stolar
                                                   -----------------------------
                                                   Kathleen S. Stolar

                                              Its: Vice President, Secretary
                                                   and Associate General Counsel

Date: December 17, 2003